1Q12 Quarterly Supplement April 13, 2012 Exhibit 99.2

Wells Fargo 1Q12 Supplement 1
Appendix
Pages 22-40
-
Recent acquisitions and divestitures 23
-
Non-strategic/liquidating loan portfolio risk reduction 24
-
Purchased credit-impaired (PCI) portfolios 25
-
PCI nonaccretable difference 26
-
PCI accretable yield 27
-
PCI accretable yield (Commercial & Pick-a-Pay) 28
-
1Q12 Credit quality highlights 29
-
Commercial real estate (CRE) loan portfolio 30
-
Pick-a-Pay mortgage portfolio 31
-
Pick-a-Pay credit highlights 32
-
Real estate 1-4 family first mortgage portfolio 33
-
Home equity portfolio 34-35
-
Credit card portfolio 36
-
Auto portfolio 37
Forward-looking statements and
additional information
38
Tier 1 common equity under Basel I
39
Tier 1 common equity under Basel III
(Estimated)
40
Table of contents
1Q12 Results
-
1Q12 Results Page 2
-
Continued strong diversification 3
-
Balance Sheet overview 4
-
Income Statement overview 5
-
Loans 6
-
Deposits 7
-
Net interest income 8
-
Noninterest income 9
-
Noninterest expense 10-11
-
Noninterest expense target 12
-
Community Banking 13
-
Wholesale Banking 14
-
Wealth, Brokerage and Retirement 15
-
Credit quality 16-17
-
Mortgage servicing 18-19
-
Capital 20
-
Summary 21

Wells Fargo 1Q12 Supplement 2
Record earnings of $4.2 billion, up 3% linked
quarter (LQ) and 13% year-over-year (YoY)
Record diluted earnings per share of $0.75, up
3% LQ and 12% YoY
Total revenue of $21.6 billion, up $1.0 billion LQ
on strong noninterest income
Pre-tax pre-provision profit
(1)
of $8.6 billion, up
$546 million LQ
Positive operating leverage
Improved credit quality including a 9% LQ
decline in net charge-offs
ROA = 1.31%, up 6 bps LQ and up 8 bps YoY
ROE = 12.14%, up 17 bps LQ and up 16 bps YoY
Capital levels continued to grow
-
9.95% Tier 1 common equity ratio under Basel I
and estimated Tier 1 common equity ratio under
Basel III of 7.81%
(2)
Quarterly common stock dividend rate increased
to $0.22 per share
1Q12 Results
Wells Fargo Net Income
($ in millions)
3,759
3,948
4,055
4,107
4,248
1Q11 2Q11 3Q11 4Q11 1Q12
(1)  Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
interpretation of current Basel III capital proposals.This pro forma calculation is subject to change depending on final promulgation of Basel III capital rulemaking and interpretations by regulatory authorities. See pages 39-40 for additional information regarding Tier 1 common equity ratios.
(2)  1Q12 capital ratios are preliminary estimates.  Pro forma  Basel III calculation based on Tier 1 common equity, as adjusted to reflect management’s

Wells Fargo 1Q12 Supplement 3
50%
50%
Balanced Spread and
Fee Income
Diversified Fee
Generation
10%
10%
17%
6%
10%
2%
24%
5%
6%
10%
Deposit Service Charges 10%
Card Fees 6%
Other Banking Fees 10%
Mortgage Servicing, net 2%
Insurance 5%
Net Gains from Trading (1) 6%
Noninterest Income 50%
Net Interest Income 50%
All data is for 1Q12.
(1)  Net gains from trading activities.
(2)  Other noninterest income includes net losses on debt securities available for sale, net gains from equity investments, operating leases and all other noninterest income.
Diversified Loan
Portfolio
Commercial Loans 40%
Consumer Loans 55%
Continued strong diversification
Foreign Loans 5%
Mortgage Orig./Sales, net 24%
Trust, Investment & IRA fees 10%
Commissions & All Other
Investment Fees  17%
55%
40%
5%
Other Noninterest Income (2) 10%

Wells Fargo 1Q12 Supplement 4
Balance Sheet overview
Loans Total period-end loans down $3.1 billion; core loans grew $1.0 billion;
non-strategic/liquidating portfolio decreased $4.1 billion
(1)
Acquired $858 million of asset-based commercial loans on February 1
Securities available for
sale (AFS)
Balances up $7.7 billion as we continued to deploy cash, and new investments were partially offset by runoff
Trading assets Balances remained elevated as $12.1 billion of conforming agency production was held over quarter-end in security form to facilitate best execution
VaR
(2)
stable with an average daily VaR of $32 million in the quarter
Deposits
Balances up $10.2 billion on strong consumer deposit growth
Long-term debt
Balances up $4.4 billion as $8.0 billion in issuances were partially offset by
$4.2 billion in maturities
Common stock
repurchases
Purchased 7.6 million common shares in the quarter
st
Period-end balances, unless otherwise noted.  All result comparisons are 1Q12 compared to 4Q11.
(1)  See pages 6 and 24 for additional information regarding core loans and the non-strategic/liquidating portfolio, which comprises the Pick-a-Pay, liquidating home equity, legacy WFF indirect auto, legacy WFF debt consolidation, Education Finance-government guaranteed, and legacy Wachovia Commercial, Commercial Real
Estate, foreign and other PCI loan portfolios.
(2)  Average one-day 99% Value-at-Risk (VaR).

Wells Fargo 1Q12 Supplement 5
Income Statement overview
Net interest income Stable as growth in securities and the mortgage warehouse, as well as disciplined deposit pricing, was offset by 1 less day in the quarter and continued balance sheet repricing
Net interest margin (NIM) up 2 bps to 3.91%
Noninterest income Mortgage banking up $506 million on higher origination volumes and strong margins
Market sensitive revenues
(1)
up $458 million on strong equity
investment and trading gains
- Equity investment gains up $303 million on stronger business results and lower OTTI
(2)
- Trading up $210 million on higher deferred compensation plan investments (P&L neutral) and stronger customer-driven trading
Trust & investment fees up $181 million on higher retail brokerage transaction activity and asset-based fees
Other income down $128 million from 4Q11, which included a gain on the sale of H.D. Vest
Noninterest expense Employee benefits expense up $596 million reflecting seasonally higher payroll taxes, 401(k) matching on annual incentive compensation and higher deferred compensation expense
Commission and incentive compensation increased $166 million on annual equity awards to retirement-eligible employees as well as higher revenue-based compensation in mortgage, retail brokerage and insurance
Operating losses up $314 million primarily reflecting litigation accruals on various legal matters
Partially offset by previously implemented expense savings initiatives
All result comparisons are 1Q12 compared with 4Q11.
(1)  Includes net gains from trading activities, net losses on debt securities available for sale and net gains from equity investments.
(2)  Other-than-temporary impairment.

Wells Fargo 1Q12 Supplement 6
624.4
630.1
643.6
657.3 658.3
126.8
121.8
116.5
112.3
108.2
751.2
751.9
760.1
769.6
766.5
1Q11 2Q11 3Q11 4Q11 1Q12
Core loans Non-strategic/liquidating loans
Loans
Decline reflects continued reduction in non-strategic/liquidating portfolio
Period-end loans down $3.1 billion from 4Q11
-
Commercial loans up $299 million as growth in
C&I was partially offset by lower CRE and
foreign
•
Included $858 million of asset-based loans
acquired from Burdale Capital Finance in February
($445 million in U.S. and $413 million in U.K.)
-
Consumer loans down $3.4 billion as growth in
auto and private student lending was more than
offset by a decline in junior lien mortgage and
seasonally lower credit card
Non-strategic/liquidating loans
(1)
down $4.1
billion from 4Q11
Core loans grew $1.0 billion from 4Q11
Total average loan yield of 4.81% stable LQ;
down 22 bps YoY due to runoff of higher-yielding
loans including the non-strategic/liquidating
portfolio
-
Weighted average yield of the non-strategic
portfolio was 5.40% in 1Q12
Period-end balances.
(1)  See page 24 for additional information regarding the non-strategic/liquidating portfolio, which comprises the Pick-a-Pay, liquidating home equity, legacy WFF indirect auto, legacy WFF debt consolidation, Education Finance-government guaranteed, and legacy Wachovia Commercial, Commercial Real Estate, foreign and other PCI loan portfolios.
Period–end Loans Outstanding
($ in billions)
(1)
Total average loan yield
5.03%
5.00%
4.87%
4.81% 4.81%

Wells Fargo 1Q12 Supplement 7
647.8
665.4
668.4
193.1
246.7
246.6
840.9
912.1
915.0
1Q11 4Q11 1Q12
Interest-bearing deposits Noninterest-bearing deposits
722.5
800.1
807.8
1Q11 4Q11 1Q12
0.30%
0.22%
0.20%
Deposits
Strong growth and reduced average cost
Average deposits up $2.9 billion LQ to $915.0
billion on growth in consumer deposits
Average core deposits of $870.5 billion up $5.6
billion from 4Q11 and up $73.7 billion, or
9% YoY
-
113% of average loans
-
Average retail core deposits up 6%
annualized LQ
Average core checking and savings up $7.7 billion,
or 1% from 4Q11, and up $85.3 billion, or
12%, YoY
-
93% of average core deposits
Consumer checking accounts
(1)
up a net
2.5% YoY
Average deposit cost of 20 bps down 2 bps from
4Q11 and 10 bps YoY
Average Deposits and Rates
($ in billions)
Average deposit cost
Average Core Checking and Savings
($ in billions)
(1)  Checking account growth is 12-months ending February 2012.

Wells Fargo 1Q12 Supplement 8
Net interest income
Net Interest Income (TE)
(1)
($ in millions)
Tax-equivalent net interest income
(1)
stable from
4Q11; NIM up 2 bps
Average earning assets flat on:
-
$11.6 billion increase in AFS securities and $2.1
billion increase in mortgages held for sale
-
Short-term investments/cash down $12.0 billion
and trading assets down $1.7 billion
NIM increased 2 bps as increased balance sheet
efficiency and pricing discipline was largely offset
by balance sheet repricing
-
Interest-bearing deposit costs down 3 bps in
the quarter
10,812
10,851
10,714
11,083
11,058
1Q11 2Q11 3Q11 4Q11 1Q12
4.05%
4.01%
3.84%
3.89%
3.91%
Net Interest Margin (NIM)
(1)  Tax equivalent net interest income is based on the federal statutory rate of 35% for the periods presented. Net interest income was $10,651 million, $10,678 million, $10,542 million, $10,892 million and $10,888 million for 1Q11, 2Q11, 3Q11, 4Q11 and 1Q12 respectively.

Wells Fargo 1Q12 Supplement 9
Noninterest income
Trust and investment fees up 7% LQ on higher retail
brokerage transaction activity and asset-based fees
Card fees down 4% LQ reflecting seasonally lower
credit card fees
Mortgage banking up $506 million, or 21%, LQ on an
8% increase in originations and higher margins
Insurance up 11% LQ on seasonally higher crop
insurance premiums
Trading gains up $210 million on $109 million higher
deferred compensation plan investment results (P&L
neutral) and stronger core customer accommodation
trading
Equity gains up $303 million LQ reflecting strong
business results and lower OTTI
Other income down $128 million LQ reflecting 4Q11
gain on sale of H.D. Vest
9,678
9,708
9,086
9,713
10,748
1Q11 2Q11 3Q11 4Q11 1Q12
vs vs
($ in millions)
1Q12 4Q11 1Q11
Noninterest income
Service charges on deposit accounts
$
1,084 (1)
%
7
Trust and investment fees 2,839 7       (3)
Card fees 654 (4)      (32)
Other fees 1,095 -        11
Mortgage banking 2,870 21      42
Insurance 519 11      3
Net gains from trading activities 640 49      5
(7)         n.m. (96)
Net gains from equity investments 364       n.m. 3
Operating leases 59        (2)      (23)
Other 631       (17)     54
Total nonterest income
$
10,748 11
%
11
Net losses on debt securities available
for sale

Wells Fargo 1Q12 Supplement 10
Noninterest expense
Noninterest expense up $485 million from 4Q11
driven by higher personnel expense and
operating losses; up $260 million from 1Q11
-
Commission and incentive compensation
increased $166 million, or 7%, on annual equity
awards to retirement-eligible employees as well
as higher revenue-based compensation in
mortgage, retail brokerage and insurance
-
Employee benefits expense up $596 million
reflecting seasonally higher payroll taxes and
401(k) matching on annual incentive
compensation as well as $120 million higher
deferred compensation expense (P&L neutral)
-
Other expenses up $62 million and included:
•
$314 million higher operating losses primarily
reflecting litigation accruals on various legal
matters
1Q12 expenses included:
-
$27 million in expense initiative severance
expense vs. $133 million in 4Q11
-
~$100 million in mortgage servicing regulatory
consent orders expense in line with 4Q11
-
$218 million of merger integration costs vs.
$374 million in 4Q11
vs vs
($ in millions) 1Q12 4Q11 1Q11
Noninterest expense
Salaries
$
3,601 (3)
%
4
Commission and incentive compensation 2,417 7      3
Employee benefits 1,608 59     16
Equipment 557 (8)     (12)
Net occupancy 704 (7)     (6)
Core deposit and other intangibles 419 (10)   (13)
FDIC and other deposit assessments 357 14     17
Other 3,330 (2)     (1)
Total noninterest expense
$
12,993 4      2
12,733
12,475
11,677
12,508
12,993
1Q11 2Q11 3Q11 4Q11 1Q12

Wells Fargo 1Q12 Supplement 11
1Q12 up from 4Q11
($ in millions)
4Q11
Noninterest
Expense
1Q12
Noninterest
Expense
Noninterest expense
$12,508
$12,993
$476
$120
$166
$314
Seasonally
higher
payroll
taxes and
401(k)
matching
Higher
deferred
compensation
expense
Higher
commission
and
incentive
compensation
Higher
operating
losses
(primarily
litigation
accruals)
~($200)
($262)
($129)
Reduction
from
easonally
higher
4Q11
equipment
and
foreclosed
expense
Lower
merger
expenses
and
Compass
severance
expense
Lower all
other
expenses
s
asset
Higher employee
benefits expense of
$596

Wells Fargo 1Q12 Supplement 12
$12,993
~$11,250
1Q12
Noninterest
Expense
4Q12 Targeted
Noninterest
Expense
(1)
Noninterest expense projected to decline through 2012
($ in millions)
Expected 2Q12 to 4Q12
decline to be driven by:
(1)   Reflects management’s current targeted noninterest expense in 4Q12. Future 2012 noninterest expense expectations are subject to change and may be affected by a variety of factors, including business and economic cyclicality, seasonality, changes in our business composition and operating environment, growth in our business and/or acquisitions, and unexpected expenses relating to, among other things, litigation and regulatory matters.
Expected 1Q12 to 2Q12
decline of $500-$700
million to be driven by:
Lower personnel expense due
to absence of 1Q12
seasonally higher
compensation, benefits and
payroll taxes
Elimination of merger
integration expenses
Lower mortgage volume-
related costs
Lower severance-related
expense
Compass initiative savings
Lower personnel expense
Lower litigation-related costs

Wells Fargo 1Q12 Supplement 13
Community Banking
Earnings reflect strong mortgage banking results
Average loans decreased 1% as lower home equity
and credit card balances were partially offset by
growth in core auto and private student lending
Regional Banking
Continued franchise and cross-sell growth
(1)
-
Consumer checking
(2)
up a net 2.5% from 1Q11
-
Business checking
(2)
up a net 3.8% from 1Q11
-
Retail bank cross-sell of 5.98 products per
household up from 5.76 in 1Q11
•
West cross-sell = 6.35
•
East cross-sell = 5.49
Consumer Lending
Credit card penetration
(1) (3)
rose to 29.9%, up
from 29.2% in 4Q11 and 27.2% in 1Q11
Record consumer auto originations of $6 billion, up
25% LQ and 10% YoY
Mortgage originations up $9 billion from 4Q11 and
application volumes up 20%
-
15% of originations were from HARP
(4)
Quarter-end pipeline of $79 billion up 10%
from 4Q11
Managed residential mortgage servicing of $1.8
trillion up 2% YoY
vs vs
($ in millions) 1Q12 4Q11 1Q11
Net interest income
$
7,326 (1)
%
(3)
Noninterest income 6,095 9        20
Provision for credit losses 1,878 (7)       (9)
Noninterest expense 7,825 7        3
Income tax expense 1,293 19       74
Segment earnings
$
2,348 (6)
%
8
($ in billions)
Avg loans, net
$
486.1   (1)       (4)
Avg core deposits 575.2   1        5
1Q12 4Q11 1Q11
Regional Banking
Consumer checking account growth
(1)(2)
2.5
%
3.9 7.5
Business checking account growth
(1)(2)
3.8 3.7 5.1
Retail Bank household cross-sell
(1)
5.98 5.93 5.76
vs vs
($ in billions) 1Q12 4Q11 1Q11
Consumer Lending
Credit card penetration
(1)
29.9
%
71
bps
277
Home Mortgage
Applications
$
188 20
%
84
Application pipeline 79 10       76
Originations 129 8         54
Managed residential
mortgage servicing
($ in trillions) $
1.8 1         2
(1)  Metrics reported on a one-month lag from reported quarter-end; for example 1Q12 cross-sell is as of February 2012. Previously reported metrics have been restated to reflect the lagged reporting.
(2)  Checking account growth is 12-months ending February 2012.
(3)  Household penetration as of February 2012 and defined as the percentage of retail banking deposit households that have a credit card with Wells Fargo. Household penetration has been redefined to include legacy Wells Fargo Financial accounts.
(4) Home Affordable Refinance Program.

Wells Fargo 1Q12 Supplement 14
Wholesale Banking
Record revenue and PTPP
Net interest income up 4%
-
Average loans up $3.5 billion driven by new
loans from existing customers, new customer
growth and the Burdale acquisition
Noninterest income up 22% LQ driven by strong
capital markets, insurance and equity investment
results
Provision expense up $64 million LQ on $50
million lower reserve release
Expenses up 4% LQ driven by higher personnel
and crop insurance expenses while efficiency
ratio improved to 50.6%
(3)
Treasury Management
Commercial card spend volume of $3.68 billion
up 7% LQ and 27% YoY
Investment Banking
U.S. investment banking market share
(2)
of
4.8% down from 5.1% in FY2011
Asset Management
Total AUM down 2% LQ
-
Money market outflows were offset by higher
equity assets reflecting both higher market
valuations and positive net flows
(1)  Approved and initiated.
(2)  Source: Dealogic U.S. investment banking fee market share.
(3)  Efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).
vs vs
($ in millions) 1Q12 4Q11 1Q11
Net interest income
$
3,181   4
%
17
Noninterest income 2,852   22    5
Provision for credit losses 95        n.m. (29)
Noninterest expense 3,054   4      10
Income tax expense 1,016   25    18
Segment earnings
$
1,868 14
%
14
($ in billions)
Avg loans, net
$
268.6   1      14
Avg core deposits
220.9   (1)     20
vs vs
($ in billions) 1Q12 4Q11 1Q11
Key Metrics:
Commercial card spend
volume
$
3.68    7
%
27
CEO Mobile Wire volume
(1)
3.3      49    156
U.S. investment banking
market share %
(2)
4.8
%
Total AUM
$
444     (2)     (10)
Advantage Funds AUM
210     (2)     (10)

Wells Fargo 1Q12 Supplement 15
Wealth, Brokerage and Retirement
Net interest income down 4% LQ primarily due to
lower loan yields
Noninterest income up 2% LQ despite 4Q11 gain
on the sale of H.D. Vest
Total revenue increased 1%; excluding the 4Q11
$153 million H.D. Vest gain, revenue was up 6%
on higher retail brokerage asset-based fees,
transaction revenues and securities gains
-
Brokerage managed account asset fees priced at
beginning of quarter, reflecting 12/31/2011
market valuations
Provision expense up on lower reserve release
and recoveries
Expenses up 1% LQ on higher personnel expense
including higher revenue-based costs and
deferred compensation expense
Retail Brokerage
Managed account assets up 10% LQ and 11%
YoY driven by strong net flows and market
performance
Wealth Management
Wealth Management client assets up 2% LQ
Retirement
IRA assets up 7% LQ
Institutional Retirement plan assets up 9% LQ
(1) Includes deposits.
(2) Data as of February 2012.
vs vs
($ in millions) 1Q12 4Q11 1Q11
Net interest income
$
701      (4)
%
-
Noninterest income 2,361   2       (4)
Provision for credit losses 43       n.m. 8
Noninterest expense 2,547   1       -
Income tax expense 181      (5)     (14)
Segment earnings
$
296     (5)
%
(14)
($ in billions)
Avg loans, net
$
42.5 (1)     -
Avg core deposits 135.6 -       8
vs vs
($ in billions, except where noted) 1Q12 4Q11 1Q11
Key Metrics:
WBR Clients Assets
(1)
($ in trillions)$
1.4 5
%
-
Cross-sell
(2)
10.16 9
bps
31
Retail Brokerage
Financial Advisors 15,134 (1)
%
(1)
Managed account assets
$
279 10 11
Client assets
(1)
($ in trillions)
1.2 6 -
Wealth Management
Client assets
(1)
202 2 (1)
Retirement
IRA Assets 287 7 1
Institutional Retirement
Plan Assets 257 9 5

Wells Fargo 1Q12 Supplement 16
2.21
1.84
1.81
2.04 2.00
1Q11 2Q11 3Q11 4Q11 1Q12
3.21
2.84
2.61
2.64
2.40
1Q11 2Q11 3Q11 4Q11 1Q12
Credit quality
Improved performance with lower net charge-offs
$2.4 billion net charge-offs, down $245 million LQ
and down 56% from 4Q09 peak
- 1.25% net charge-off rate, down 11 bps LQ
Provision expense of $2.0 billion, down $45
million from 4Q11, includes a $400 million reserve
release
(1)
in 1Q12 vs. $600 million in 4Q11
Allowance for credit losses = $19.1 billion
Remaining PCI nonaccretable = 25.8% of
remaining UPB
(2)
Credit metrics:
- $678 million LQ increase in NPAs reflects $1.7
billion in additional junior lien nonaccruals
resulting from January 2012 interagency
guidance
(3)
; excluding the $1.7 billion in junior
lien nonaccruals, NPLs fell $948 million on
declines in all categories
- Early stage consumer delinquency balances
declined 18% and rates improved 40 bps LQ
driven by seasonality
(1)  Reserve release represents the amount by which net charge-offs exceed the provision for credit losses.
(2)  Unpaid principal balance for PCI loans that have not had a UPB charge-off.
(3) Interagency Supervisory Guidance on Allowance for Loan and Lease Losses Estimation Practices for Loans and Lines of Credit Secured by Junior
Liens on 1-4 Family Residential Properties issued January 31, 2012.
Net Charge-offs
($ in billions)
1.73%
1.52%
1.37%
1.36%
1.25%
Net charge-off rate
Provision Expense
($ in billions)

Wells Fargo 1Q12 Supplement 17
1.7
1.5 1.5
1.5
1.2
0.7
0.3
0.4
0.5
0.4
2.4
1.8
1.9
2.0
1.6
1Q11 2Q11 3Q11 4Q11 1Q12
Consumer Commercial
Credit quality
Nonperforming Assets
($ in billions)
Consumer Loans 30-89 DPD & Still Accruing
(Balances and rates)
Loans 90+ DPD and Still Accruing
($ in billions)
(1) Includes $1.7 billion at March 31, 2012, resulting from implementation of Interagency Supervisory Guidance on Allowance for Loan and Lease Losses Estimation
Practices for Loans and Lines of Credit Secured by Junior Liens on 1-4 Family Residential Properties issued January 31, 2012.
(2) Excludes mortgage loans insured/guaranteed by the FHA or VA, reverse mortgages, margin loans and student loans whose repayments are predominantly guaranteed by guarantee agencies on behalf of the U.S. Department of Education under the Federal Family Education Loan Program. Also excludes the carrying value of PCI loans contractually delinquent.
(3) Consumer includes mortgage loans held for sale 30-89 days and 90 days or more past due and still accruing.
(1)
25.0
23.0
21.9
21.3
22.0
5.5
4.9
4.9
4.7
4.6
30.5
27.9
26.8
26.0
26.6
1Q11 2Q11 3Q11 4Q11 1Q12
Nonaccrual loans Foreclosed assets
2.36%
2.32%
2.37% 2.40%
2.00%
8.3
8.1
8.2
8.3
6.8
$0
$5
$10
1Q11 2Q11 3Q11 4Q11 1Q12
(2) (3)
(2) (3)

Wells Fargo 1Q12 Supplement 18
71%
19%
5%
5%
Mortgage servicing
Wells Fargo has a high quality servicing portfolio
Residential Mortgage Servicing Portfolio
$1.8 Trillion
(as of March 31, 2012)
Agency
Retained and acquired portfolio
Non-agency securitizations of
WFC originated loans
Non-agency acquired servicing
and private whole loan sales
71% of the portfolio is with the Agencies (FNMA,
FHLMC and GNMA)
19% are loans that we retained or acquired
- Loss exposure handled through loan loss
reserves and PCI nonaccretable
5% are private securitizations where Wells Fargo
originated the loan and therefore has some
repurchase risk
- 79% prime at origination
- 58% from pre-2006 vintages
- Insignificant amount of home equity and no
option ARMs
- ~50% do not have traditional reps and
warranties
5% are non-agency acquired servicing and
private whole loan sales
- 4% is acquired servicing where Wells Fargo
did not underwrite and securitize and has
repurchase recourse with the originator
- 1% are private whole loan sales
• Less than 2% subprime at origination
• Loans sold to others and subsequently
securitized are included in private
securitizations above

Wells Fargo 1Q12 Supplement 19
Mortgage servicing
Delinquency ratios lower than peers and total repurchase demands stable
As of 4Q11, the delinquency and foreclosure ratio
of Wells Fargo’s servicing portfolio continued to
be lower than peers, per industry data
Wells Fargo’s total delinquency and foreclosure
ratio for 1Q12 was 6.89%, down from a peak of
8.96% in 4Q09
Total repurchase demands down modestly LQ
and down approximately 25% YoY
Agency
- Agency repurchase demands outstanding down
from 4Q11
• Agency new demands for 2006-2008 vintages
are down slightly in 1Q12
• Demand on newer vintage originations continue
to emerge consistent with our estimates
- Demands and losses continued to be concentrated
in the 2006 - early 2008 vintages
Non-Agency
- Non-agency repurchase demands outstanding,
which includes non-agency securities, whole loans
sold and acquired servicing, up from 4Q11, but
continued to be a small percentage of total
demands outstanding
(1)  Inside Mortgage Finance, data as of December 31, 2011. Industry excluding WFC performance calculated based on IMF data.
(2)  Industry is all large servicers ($6.8 trillion) including WFC, C, JPM and BAC.
(3)  Includes mortgage insurance rescissions.
Total Outstanding Repurchase Demands
(3)
and
Agency New Demands for 2006-2008 Vintages
4Q11 Servicing Portfolio Delinquency
Performance
(1)
$3.76
$4.31
$3.84
$2.95
$2.49
$2.24
$2.02 $2.01
$1.86
(1,000)
1,000
3,000
5,000
7,000
9,000
11,000
13,000
15,000
17,000
19,000
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
Number of Outstanding Demands
Agency New Demands for 2006 -2008 Vintages
Original Loan Balance of Outstanding Demands ($ in B)
5.63%
5.99%
6.56%
9.83%
7.21%
7.79%
2.33%
2.51%
5.01%
3.89%
3.67%
4.15%
Wells Fargo Citi JPM Chase Bank of
America
Industry Industry ex
WFC
Foreclosure Rate
Delinquency Rate
7.96%
8.50%
11.57%
13.72%
10.88%
11.94%
(2)

Wells Fargo 1Q12 Supplement 20
Capital
Capital remained strong and continued to grow internally
8.93%
9.15%
9.34%
9.46%
9.95%
1Q11 2Q11 3Q11 4Q11 1Q12
Tier 1 common equity ratio increased 49 bps
in 1Q12
Tier 1 common equity ratio under Basel III is
estimated to be 7.81% at 3/31/12
(1)
Increased common stock quarterly dividend rate
to $0.22 per share in 1Q12
Purchased 7.6 million common shares in 1Q12
Called $875 million of 6.38% trust preferred
securities; to be redeemed on 4/13/12
See Appendix page 39 for additional information on Tier 1 common equity.
1Q12 capital ratios are preliminary estimates.
(1) Pro forma Basel III calculation based on Tier 1 common equity, as adjusted to reflect management’s interpretation of current Basel III capital proposals. This pro forma calculation is subject to change depending on final promulgation of Basel III capital rulemaking and interpretations thereof by regulatory authorities.
See page 40 for additional information.
Tier 1 Common Equity Ratio

Wells Fargo 1Q12 Supplement 21
Summary
Record earnings of $4.2 billion
Robust revenue growth on strong noninterest income
Expenses up on higher revenues and seasonality
-
2Q12 expense currently expected to decline $500 - $700 million
-
Noninterest expense expected to decline to ~$11,250 million in 4Q12
(1)
Higher pre-tax pre-provision profit
(2)
of $8.6 billion
Positive operating leverage
Improved credit quality
Solid returns
-
ROA = 1.31%
-
ROE = 12.14%
Capital levels continued to grow
Rewarded shareholders with additional returns on their investment
-
Increased common stock quarterly dividend rate to $0.22 per share in 1Q12
(1)  Reflects management’s current targeted noninterest expense in 4Q12. Future 2012 noninterest expense expectations are subject to change and may be affected by a variety of factors, including business and economic cyclicality, seasonality, changes in our business composition and operating environment, growth in our business and/or acquisitions, and unexpected expenses relating to, among other things, litigation and regulatory matters.
(2)  Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.

Wells Fargo 1Q12 Supplement 22 Appendix

Wells Fargo 1Q12 Supplement 23
Recent acquisitions and divestitures
Acquired from / Divestiture of Date
2012
Pending
BNP Paribas North American Energy Lending Estimated April 2012
Complete
Burdale Financial Holdings Limited 1Q12
EverKey Global Partners 1Q12
2011
Loan portfolio purchases
Irish Bank Resolution Corp. 4Q11
Bank of Ireland 3Q11
Allied Irish 2Q11
Acquisitions
LaCrosse Holdings, LLC 4Q11
CP Equity, LLC (remaining equity interest) 3Q11
Foreign Currency Exchange Corp. (certain assets) 3Q11
Insurance brokerage firms
7 transactions 2Q11-3Q11
Divestitures
H.D. Vest Financial Services 4Q11
Wells Fargo Third Party Administrator, Inc. 4Q11
WFF Canadian, Guam and Saipan receivables 4Q11
American E&S 2Q11

Wells Fargo 1Q12 Supplement 24
(1)  Net of purchase accounting adjustments.
-$64.0
Non-strategic/liquidating loan portfolio risk reduction
-$5.0
-$82.6
-$5.3 -$4.2 -$4.1
($ in billions)
1Q12 4Q11 3Q11 2Q11 1Q11 4Q08
Pick-a-Pay mortgage
(1)
$ 64.0 65.7 67.4 69.6 71.5 95.3
Liquidating home equity 5.5 5.7 6.0 6.3 6.6 10.3
Legacy WFF indirect auto 1.9 2.5 3.1 3.9 4.9 18.2
Legacy WFF debt consolidation 16.0 16.5 17.2 17.7 18.4 25.3
Education Finance - gov't guaranteed 14.8 15.4 15.6 16.3 16.9 20.5
Legacy WB C&I, CRE and foreign PCI loans
(1)
5.2 5.7 6.3 7.0 7.5 18.7
Legacy WB other PCI loans
(1)
0.8 0.8 0.9 1.0 1.0 2.5
Total $ 108.2 112.3 116.5 121.8 126.8 190.8

Wells Fargo 1Q12 Supplement 25
Purchased credit-impaired (PCI) portfolios
Legacy Wachovia PCI loans continued to perform better than originally expected
(1)
there will be a loss of contractually due amounts upon final resolution of the loan.
(2)  Reflects releases of $1.8 billion for loan resolutions and $4.4 billion from the reclassification of nonaccretable difference to the accretable yield, which will result in increasing income over the remaining life of the loan or pool of loans.
($ in billions)
Adjusted unpaid principal balance
(1)
December 31, 2008 $ 29.2              62.5              6.5 98.2
December 31, 2011 8.5                36.9              1.8 47.2
March 31, 2012 7.8                35.8              1.8 45.4
Nonaccretable difference rollforward
12/31/08 Nonaccretable difference $ 10.4              26.5              4.0                40.9
Addition of nonaccretable difference due to acquisitions 0.2                - - 0.2
Losses from loan resolutions and write-downs (6.9)              (15.5)            (2.6)              (25.0)
Release of nonaccretable difference since merger (3.0)              (2.4)              (0.8)              (6.2)
(2)
3/31/12 Remaining nonaccretable difference 0.7                8.6                0.6                9.9
Life-to-date net performance
Additional provision since 2008 merger $ (1.7)              -                    (0.1)              (1.8)
Release of nonaccretable difference since 2008 merger 3.0                2.4                0.8                6.2
(2)
Net performance 1.3                2.4                0.7                4.4
Commercial Pick-a-Pay
Other
consumer Total
Includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate

Wells Fargo 1Q12 Supplement 26
(1)
settlement. Pick-a-Pay and Other consumer PCI loans do not reflect nonaccretable difference releases for settlements with borrowers due to pool accounting for those loans, which assumes that the amount received approximates the pool performance expectations.
(2)  Release of the nonaccretable difference as a result of sales to third parties increases noninterest income in the period of the sale.
(3) Reclassification of nonaccretable difference to accretable yield for loans with increased cash flow estimates will result in increased interest income as a prospective yield adjustment over the remaining life of the loan or pool of loans.
(4) Write-downs to net realizable value of PCI loans are absorbed by the nonaccretable difference when severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.
(5)  Unpaid principal balance of loans without write-downs.
$9.9 billion in nonaccretable difference remains to absorb losses on PCI loans
- Remaining nonaccretable = 25.8% of unpaid principal balance (UPB)
(5)
• Remaining Pick-a-Pay nonaccretable = 28.3% of Pick-a-Pay UPB
(5)
PCI nonaccretable difference
Analysis of nonaccretable difference for PCI loans
($ in millions)
Pick-a-Pay Total
Balance at December 31, 2011 $ 929 9,126
Addition of nonaccretable difference due to acquisitions - - -
Release of nonaccretable difference due to:
Loans resolved by settlement with borrower
(1)
(28) - -
Loans resolved by sales to third parties
(2)
- - -
Reclassification to accretable yield for loans with improving credit-related cash flows
(3)
(108) -
Use of nonaccretable difference due to:
Losses from loan resolutions and write-downs
(4)
(45) (505)
Balance at March 31, 2012 $ 748 8,621
-
(127)
(19)
(28)
-
(235)
(569)
Commercial
652 10,707
Other
consumer
506 9,875
Release of the nonaccretable difference for settlement with borrower, on individually accounted PCI loans, increases interest income in the period of

Wells Fargo 1Q12 Supplement 27
1Q12 results included accretion of $514 million, down modestly from 4Q11 as balances and yields declined
Balance of $15.8 billion expected to accrete to income over the remaining life of the underlying loans
PCI accretable yield
(1)  Includes accretable yield released as a result of settlements with borrowers, which is included in interest income.
(2)  Includes accretable yield released as a result of sales to third parties, which is included in noninterest income.
(3)  Represents changes in cash flows expected to be collected due to changes in interest rates on variable rate PCI loans, changes in prepayment assumptions and the impact of modifications.
Cumulative
Accretable yield rollforward since
($ in millions)
1Q12 4Q11 merger
Total, beginning of period $ 15,961 16,896 10,447
Addition of accretable yield due to acquisitions - 124 128
Accretion into interest income
(1)
(514) (551) (7,713)
Accretion into noninterest income due to sales
(2)
- (1) (237)
Reclassification from nonaccretable difference for loans with improving cash flows 235 55 4,448
Changes in expected cash flows that do not affect nonaccretable difference
(3)
81 (562) 8,690
Total, end of period $ 15,763 15,961 15,763

Wells Fargo 1Q12 Supplement 28
PCI accretable yield (Commercial and Pick-a-Pay)
Includes both legacy Wachovia PCI loans as well as recently purchased PCI loans.
Commercial PCI Accretable Yield
($ in millions) 1Q12 4Q11 3Q11
PCI interest income
Accretion
$
182       198       220
Resolution income 28         44         65
Average carrying value 6,638    6,812    6,672
Accretable yield percentage
Accretion 10.94
%
11.62    13.20
Accretable yield balance
$
1,347    1,363    1,303
Weighted average life (years) 2.8        3.2        2.7
Pick-a-Pay PCI Accretable Yield
($ in millions) 1Q12 4Q11 3Q11
PCI interest income
Accretion
$
311        326        310
Average carrying value 28,734   29,331   30,168
Accretable yield percentage 4.32
%
4.45      4.11
Accretable yield balance
$
13,709   14,018   14,989
Weighted average life (years)
11.0      11.0      11.0

Wells Fargo 1Q12 Supplement 29
1Q12 Credit quality highlights
Net charge-offs of $2.4 billion down $245 million LQ
– Commercial losses down $86 million as higher CRE
construction losses were more than offset by
declines in all other categories
– Consumer losses down $159 million on declines
across all asset classes
Total NPAs of $26.6 billion up $678 million
– Nonaccrual loans up $722 million on:
• $1.7 billion in junior lien nonaccruals
(1)
on
implementation of interagency guidance
12% were 30+ DPD
• Partially offset by declines in all other categories
– Foreclosed assets down $44 million
• 57% of the balance are government guaranteed
loans and loans written down through purchase
accounting
$1.4 billion, or 29%, are government
guaranteed
$1.3 billion, or 28%, reflects shift from
PCI loans to REO ($432 million consumer
and $875 million C&I and CRE)
Currently expect future reserve releases absent
significant deterioration in the economy
(1)  Resulting from implementation of Interagency Supervisory Guidance on Allowance for Loan and Lease Losses Estimation Practices for Loans and Lines of
Credit Secured by Junior Liens on 1-4 Family Residential Properties issued January 31, 2012.
Total
($ in millions) Wells Fargo
Commercial loans $ 6,254 339,495 345,749
Consumer loans 29,280 391,492 420,772
Total period-end loans
$
35,534 730,987 766,521
Total nonaccrual loans $ 22,026
Total foreclosed assets 4,617
Total NPAs  $ 26,643
as % of loans 3.48
%
Provision for credit losses $ 1,995
Net charge-offs 2,395
as % of avg loans 1.25
%
Commercial 0.45
Consumer 1.91
%
Allowance for credit losses 19,129
as % of loans 2.50
%
as % of nonaccrual loans 87
%
1Q12
PCI loans
Non PCI
loans
$

Wells Fargo 1Q12 Supplement 30
Commercial real estate (CRE) loan portfolio
Outstandings down modestly from 4Q11
Nonaccruals down $185 million, or 12 bps, on
lower real estate construction NPLs
Net charge-offs stable LQ
($ in millions) 1Q12 4Q11
CRE outstandings
Real estate mortgage
$
105,874 105,975
Real estate construction 18,549    19,382
Total CRE outstandings 124,423 125,357
Nonaccrual loans
Real estate mortgage
$
4,081      4,085
Real estate construction 1,709      1,890
Total nonaccrual loans
5,790      5,975
  as % of loans
4.65
%
4.77
Net charge-offs (recoveries)
Real estate mortgage
$
46           117
Real estate construction
67           (5)
Total net charge-offs 113         112
  as % of avg loans 0.36
%
0.36

Wells Fargo 1Q12 Supplement 31
Pick-a-Pay mortgage portfolio
Carrying value of $64.0 billion in first lien loans outstanding, down $1.7 billion from 4Q11 and down $31.3 billion from 4Q08 on paid-in-full loans and loss mitigation efforts
– Adjusted unpaid principal balance of $71.2 billion, down $2.1 billion from 4Q11 and down $44.5 billion from 4Q08
– $4.0 billion in modification principal forgiveness since acquisition reflects over 103,000 completed full-term modifications; additional $616 million of conditional forgiveness that can be earned by borrowers through performance over the next 3 years
– Modification redefault rate has been consistently better than the industry average (as measured by 60+ DPD after six months)
($ in millions)
Product type
Adjusted
unpaid
principal
balance
% of total
Adjusted
unpaid
principal
balance
% of total
Adjusted
unpaid
principal
balance
% of total
Option payment loans
(1)
$
37,251
52
%
$
39,164
53
%
$
99,937 86
%
Non-option payment adjustable-rate and
fixed-rate loans
(1)
9,673 14 9,986 14 15,763 14
Full-term loan modifications
(1)
24,284 34 24,207 33
- -
Total adjusted unpaid principal balance
(1)
$
71,208
100%
$
73,357
100%
$
115,700 100
%
Total carrying value 63,983 65,652 95,315
At 12/31/2011 At 3/31/2012 At 12/31/2008
(1)
Adjusted unpaid principal includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.

Wells Fargo 1Q12 Supplement 32
Pick-a-Pay credit highlights
Non-PCI portfolio
Loans down 3% driven by loans paid-in-full
85% of portfolio current
Nonaccrual loans consistent with 4Q11 levels
– $130 million of nonaccrual TDRs reclassified to
accruing TDR status based on borrower payment
performance
$3.9 billion in nonaccruals includes $1.0 billion
of nonaccruing TDRs and an annualized loss rate
of 2.21%
Net charge-offs of $200 million in 1Q12,
consistent with expectations
41% of portfolio with LTV
(2)
80%
PCI portfolio
Carrying value down 2%
69% of portfolio current vs. 67% in 4Q11
Life-of-loan losses continued to be lower than
originally projected at time of merger
(1) The carrying value, which does not reflect the allowance for loan losses, includes purchase accounting adjustments, which, for PCI loans, are the nonaccretable difference and the accretable yield, and for all other loans, an adjustment to mark the loans to a market yield at date of merger less any subsequent charge-offs.
(2)  The current loan-to-value (LTV) ratio is calculated as the net carrying value (defined in (1) above) divided by the collateral value.
(3)  The adjusted unpaid principal balance includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.
($ in millions) 1Q12 4Q11
Non-PCI loans
Carrying value
(1)
$
35,563 36,596
Nonaccrual loans 3,918 3,909
as a % of loans 11.02
%
10.68
Net charge-offs
$
200 196
as % of avg loans
2.21% 2.11
90+ days past due
as % of loans
10.27 10.07
Current average LTV
(2)
86
%
86
Current average FICO 681 681
Contractual average loan size
$
208,000 210,000
Contractual average age of loans 8.04
years
7.79
% of loans in California 49
%
49
($ in millions)
PCI loans
Adjusted unpaid principal balance
(3)
$ 35,785 36,905
Carrying value
(1)
28,420 29,056
Current average LTV
(2)
90
%
91
Current average FICO 612 610
Contractual average loan size $ 310,000 311,000
Contractual average age of loans 6.00
years
5.75
% of loans in California 68
%
68

Wells Fargo 1Q12 Supplement 33
Real estate 1-4 family first mortgage portfolio
First lien mortgage loans stable as growth in core
first lien mortgage was offset by continued run-off
in the liquidating portfolio
- Pick-a-Pay non-PCI portfolio down 3%
- PCI portfolio down 2%
- Debt consolidation first lien down 3%
- Core first lien up $2.2 billion, or 1%, reflecting
strong origination volumes
Core first lien mortgage nonaccruals down $260
million, or 23 bps
Core net charge-offs down $19 million
(1)  Ratios on WFF debt consolidation first mortgage loan portfolio only.
(2)  Ratios on non runoff first lien mortgage loan portfolio only.
($ in millions) 1Q12 4Q11
Total real estate 1-4 family first mortgage $
228,885 228,894
Less consumer non-strategic/liquidating portfolios:
Pick-a-Pay non-PCI first lien mortgage 35,563 36,596
PCI first lien mortgage 29,082 29,746
WFF debt consolidation first mortgage portfolio 15,610 16,117
Core first lien mortgage 148,630 146,435
Nonaccrual loans $ 2,284 2,263
as % of loans 14.63% 14.04
Net charge-offs $ 195 233
as % of average loans 4.91% 5.67
Nonaccrual loans $ 4,481 4,741
as % of loans 3.01% 3.24
Net charge-offs $ 396 415
as % of loans 1.07% 1.12
WFF debt consolidation first mortgage loan performance
(1)
Core first lien mortgage loan performance
(2)

Wells Fargo 1Q12 Supplement 34
Home equity portfolio
Core Portfolio
(1)
Outstandings down 3%
- High quality new originations with weighted
average CLTV of 62%, 778 FICO, and 31% total
debt service ratio
1Q12 losses increased $3 million, or 12 bps
2+ delinquencies decreased $292 million
Delinquency rate for loans with a CLTV >100%
declined 43 bps
Liquidating Portfolio
Outstandings down 4%
1Q12 losses down $21 million, or 98 bps
2+ delinquencies declined $29 million
Continued decline in delinquency rate for loans
with a CLTV >100%, 33 bps improvement
Excludes purchased credit-impaired loans.
(1)  Includes equity lines of credit and closed-end junior liens associated with the Pick-a-Pay portfolio totaling $1.5 billion at March 31, 2012, and December 31,
2011.
(2)  CLTV is calculated based on outstanding balance plus unused lines of credit divided by estimated home value. Estimated home values are determined predominantly based on automated valuation models updated through March 2012.
(3) Unsecured balances, representing the percentage of outstanding balances above the most recent home value.
($ in millions) 1Q12 4Q11
Core Portfolio
(1)
Outstandings
98,009 100,882
Net charge-offs
721 718
  as % of avg loans
2.91
%
2.79
2+ payments past due
2,854 3,146
  as % loans
2.92
%
3.13
% CLTV > 100%
(2) 37 36
2+ payments past due
3.99 4.42
% Unsecured balances
(3) 18 17
% 1st lien position
21 20
Liquidating Portfolio
Outstandings
5,456 5,710
Net charge-offs
113 134
  as % of avg loans
8.11
%
9.09
2+ payments past due
241 270
  as % loans
4.41
%
4.73
% CLTV > 100%
(2) 74 74
2+ payments past due
4.69 5.02
% 1st lien position
4 4

Wells Fargo 1Q12 Supplement 35
$103.5 billion home equity portfolio
- 20% in 1   lien position
- 40% in junior lien position behind WFC owned or serviced 1  lien
-
Excludes purchased credit-impaired loans.
(1)  Delinquency represents two or more payments past due as of February 2012.
Home equity portfolio
Delinquency Status
Current 1
st
lien, Current junior lien
95.7
%
Current 1
st
lien, Delinquent junior lien
1.1
Delinquent 1
st
lien, Current junior lien
1.5
Delinquent 1
st
lien, Delinquent junior lien
1.7
st
st
40% in junior lien position behind third party 1 lien
st
Delinquency Status
(1)
of Junior Liens Behind a Wells Fargo 1
st
Lien
Outstanding Balance %

Wells Fargo 1Q12 Supplement 36
Credit card portfolio
$22.0 billion credit card outstandings down 4%
from 4Q11 as seasonally lower balances offset
new customer growth
– New accounts increased 23% in the quarter with
household penetration increasing to 29.9%
(1)
• East penetration of 20.4%
(1)
vs. 19.2% in
November 2011
– Purchase dollar volume decreased 7% and
transactions fell 7% from 4Q11
Net charge-offs down $14 million LQ, or 23 bps,
reflecting continued steady improvement
(1)  Household penetration as of February 2012 and defined as the percentage of retail banking deposit households that have a credit card with Wells Fargo.
Household penetration has been redefined to include Wells Fargo Financial accounts.
($ in millions) 1Q12 4Q11
Credit card outstandings
$
21,998 22,836
Net charge-offs 242 256
  as % of avg loans
4.40
%
4.63

Wells Fargo 1Q12 Supplement 37
($ in millions) 1Q12 4Q11
Direct
Auto outstandings
$
2,380 2,529
Nonaccrual loans
56 67
  as % of loans 2.35
%
2.66
Net charge-offs
$
7 16
  as % of avg loans
1.09
%
2.43
30+ days past due
$
31 75
  as % of loans
        1.31
%
        2.98
Indirect
Auto outstandings
$
40,908 39,647
Nonaccrual loans
9 9
  as % of loans 0.02
%
0.02
Net charge-offs
$
54 68
  as % of avg loans
0.57
%
0.69
30+ days past due
$
447 571
  as % of loans
1.09
%
1.44
Auto outstandings
$
6,043 5,660
Nonaccrual loans
- 6
  as % of loans -
%
0.11
Net charge-offs (recoveries)
$
(3) (1)
  as % of avg loans
n.m.
%
n.m.
Commercial Portfolio
Core Consumer Portfolios
Auto portfolios
(1)
Core Consumer Portfolio
Core auto outstandings of $43.2 billion up 3% LQ
and up 8% YoY
 Originations were up 25% LQ and 10% YoY
reflecting growth across the credit spectrum
Net charge-offs were down $23 million, or 27%,
LQ on low delinquencies and continued strong
used car values
 March Manheim index of 126.2, up 1% LQ and up
2% from March 2011
30+ days past due decreased $168 million LQ, or
43 bps, reflecting continued improvement in
portfolio quality as well as seasonal improvement
Commercial Portfolio
Loans of $6.0 billion increased 7% LQ reflecting
improved demand in floor plan lending
Nonaccrual loans down $6 million on continued
strong performance of the portfolio
(1)  Legacy Wells Fargo Financial indirect portfolio balance as of March 31, 2012, was $1,907 million.

Wells Fargo 1Q12 Supplement 38
Forward-looking statements and additional information
Forward-looking statements:
This Quarterly Supplement and management’s related presentation contain forward-looking statements about our future financial performance. These forward-looking statements include statements using words such as “believe,” “expect,” “anticipate,” “estimate,”
“target”, “should,” “may,” “can,” “will,” “outlook,” “appears” or similar expressions. These forward-looking statements may include, among others, statements about: expected or estimated future losses in our loan portfolios, including our belief that the allowance for loan losses is expected to decline; expected or estimated loan loss reserve releases; mortgage repurchase exposure; exposure related to mortgage practices, including foreclosures and servicing; our noninterest expense, including our targeted noninterest expense for second quarter 2012 and fourth quarter 2012 as part of our expense management initiatives; the future economic environment; loan growth; our net interest margin; reduction or mitigation of risk in our loan portfolios; future effects of loan modification programs; life-of-loan loss estimates; the estimated impact of regulatory reform on our financial results and business and expectations regarding our efforts to mitigate such impact; and our estimated Tier 1 common equity ratio as of March 31, 2012, under proposed Basel capital rules. Investors are urged to not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For more information about factors that could cause actual results to differ materially from expectations, refer to page 13 of Wells Fargo’s press release announcing our first quarter 2012 results, as well as
Wells Fargo’s reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual
Report on Form 10-K for the year ended December 31, 2011.
Purchased credit-impaired loan portfolio:
Loans that were acquired from Wachovia that were considered credit impaired were written down at acquisition date in purchase accounting to an amount estimated to be collectible and the related allowance for loan losses was not carried over to Wells Fargo’s allowance. In addition, such purchased credit-impaired loans are not classified as nonaccrual or nonperforming, and are not included in loans that were contractually 90+ days past due and still accruing. Any losses on such loans are charged against the nonaccretable difference established in purchase accounting and are not reported as charge-offs (until such difference is fully utilized). As a result of accounting for purchased loans with evidence of credit deterioration, certain ratios of the combined company are not comparable to a portfolio that does not include purchased credit-impaired loans.
In certain cases, the purchased credit-impaired loans may affect portfolio credit ratios and trends. Management believes that the presentation of information adjusted to exclude the purchased credit-impaired loans provides useful disclosure regarding the credit quality of the non-impaired loan portfolio. Accordingly, certain of the loan balances and credit ratios in this Quarterly Supplement have been adjusted to exclude the purchased credit-impaired loans. References in this Quarterly Supplement to impaired loans mean the purchased credit-impaired loans. Please see pages 30-32 of the press release for additional information regarding the purchased credit-impaired loans.

Wells Fargo 1Q12 Supplement 39
Tier 1 common equity under Basel I
(1)
Quarter ended
Mar. 31, Dec. 31, Sept. 30, June 30, Mar. 31,
2012 2011 2011 2011 2011
$ 146.8 141.7 139.2 137.9 134.9
(1.3) (1.5) (1.5) (1.5) (1.5)
145.5 140.2 137.7 136.4 133.4
(10.6) (10.6) (10.6) (10.6) (10.6)
(33.7) (34.0) (34.4) (34.6) (35.1)
3.7 3.8 4.0 4.1 4.2
(0.9) (0.8) (0.7) (0.9) (0.9)
(4.1) (3.1) (3.7) (5.3) (4.9)
(0.4) (0.4) (0.4) (0.3) (0.1)
(A) $ 99.5 95.1 91.9 88.8 86.0
(B) $ 1,000.1 1,005.6 983.2 970.2 962.9
(A)/(B) 9.95% 9.46 9.34 9.15 8.93
(1)
(2)
MSRs over specified limitations
Wells Fargo & Company and Subsidiaries
($ in billions)
Total equity
Noncontrolling interests
Total Wells Fargo stockholders' equity
Adjustments:
FIVE QUARTER TIER 1 COMMON EQUITY UNDER BASEL I
(1)
Preferred equity
Goodwill and intangible assets (other than MSRs)
Applicable deferred taxes
Total risk-weighted assets
(2)
Tier 1 common equity to total risk-weighted assets
Cumulative other comprehensive income
Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. The Company's March 31, 2012, preliminary risk-weighted assets reflect estimated on-balance sheet risk-weighted assets of $831.2 billion and derivative and off-balance sheet risk-weighted assets of $169.0 billion.
Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses and has included this non-GAAP financial information, and the corresponding reconciliation to total equity, because of current interest in such information on the part of market participants.
Other
Tier 1 common equity

Wells Fargo 1Q12 Supplement 40
Tier 1 common equity under Basel III (Estimated)
(1)
Quarter ended
Mar. 31,
2012
$ 99.5
4.1
0.9
Other 0.6
(C) 105.1
(D) $ 1,346.0
(C)/(D) 7.81%
Wells Fargo & Company and Subsidiaries
($ in billions)
Tier 1 common equity under Basel I
Adjustments from Basel I to Basel III:
Impact of threshold deductions defined under Basel III (2) (3)
Tier 1 common equity anticipated under Basel III
Total risk-weighted assets anticipated under Basel III (4)
Tier 1 common equity to total risk-weighted assets
anticipated under Basel III
(1)  Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses and has included this non-GAAP financial information, and the corresponding reconciliation to total equity, because of current interest in such information on the part of market participants.
(2)    Volatility in interest rates can have a significant impact on the valuation of cumulative other comprehensive income and MSRs and therefore, impact adjustments under Basel III in future reporting periods.
(3)    Threshold deductions under Basel III include individual and aggregate limitations, as a percentage of Tier 1 common equity (as defined under Basel III), with respect to MSRs, deferred tax assets and investments in unconsolidated financial companies.
(4)    Under current Basel proposals, risk-weighted assets incorporate different classifications of assets, with certain risk weights based on a borrower's credit rating or Wells Fargo's own risk models, along with adjustments to address a combination of credit/counterparty, operational and market risks, and other Basel III elements.  The amount of risk-weighted assets anticipated under Basel III is preliminary and subject to change depending on final promulgation of Basel III capital rulemaking and interpretations thereof by regulatory authorities.
Cumulative other comprehensive income
(2)
(1)
TIER 1 COMMON EQUITY UNDER BASEL III (ESTIMATED)